Prepaid Expenses and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Detail) - USD ($) $ in Thousands	Jun. 30, 2018	Dec. 31, 2017	Dec. 31, 2016
Prepaid Expense And Other Assets Current [Abstract]
Insurance premiums	$ 168	$ 421	$ 501
Security deposit	50	50	50
VAT/GST receivable	37	29
Software	26	15
Financing costs	25	70
Other	76	115
Other		159	147
Total prepaid expenses and other current assets	$ 382	$ 700	$ 698